UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2018
Date of Report (Date of earliest event reported)
_____________________________

PICO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________________

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On March 8, 2018, Daniel Silvers notified PICO Holdings, Inc. (the “Company”) of his decision not to stand for re-election at the Company’s 2018 Annual Meeting of Stockholders.

(d)    On March 8, 2018, the Company’s Board of Directors (the “Board”) appointed Dorothy Timian-Palmer and Nicole Weymouth to serve as directors of the Company, effective immediately. Ms. Weymouth, who was also appointed to the Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee of the Board, will receive compensation for her services under the Company’s Amended and Restated Nonemployee Director Compensation Policy, a copy of which has been filed as an exhibit to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2018. Ms. Timian-Palmer currently serves as the President and Chief Executive Officer of Vidler Water Company, Inc., a wholly-owned subsidiary of the Company, and therefore will not receive any compensation in connection with her service on the Board.

In connection with their appointment as directors, Ms. Weymouth and Ms. Timian-Palmer will each enter into the Company’s standard form of indemnification agreement.

Item 8.01	Other Events

Additional information about Ms. Weymouth and Ms. Timian-Palmer can be found in the press release issued by the Company on March 12, 2018, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of PICO Holdings, Inc. dated March 12, 2018.

The attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Important Additional Information and Where to Find it

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “2018 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2018 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2018 Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders (the “2017 Proxy Statement”), filed with the SEC on March 21, 2017. To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2017 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain the 2018 Proxy Statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2018

PICO HOLDINGS, INC.

By:	/s/ John T. Perri
Name:	John T. Perri
Title:	Chief Financial Officer